EXHIBIT 10.17

FIRST AMENDED AND RESTATED REVOLVING NOTE

$14,500,000.00	November 24, 2003

FOR VALUE RECEIVED, the undersigned PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, and SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers” and each singularly, a “Borrower”) hereby jointly and severally promise to pay to the order of SOUTHTRUST BANK, an Alabama banking corporation (“SouthTrust”), the aggregate principal amount of the Revolving Loan Advances owing to SouthTrust by Borrowers pursuant to that certain Credit Agreement dated as of December 16, 2002 among Borrowers, SouthTrust, and the other Lender Parties identified therein (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), together with interest on the unpaid principal amount of the Revolving Loan Advances from the date of each such Revolving Loan Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

This First Amended and Restated Revolving Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrowers to pay the principal sum of and interest on this First Amended and Restated Revolving Note when due. The Credit Agreement (i) provides for the making of Revolving Loan Advances by SouthTrust in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness resulting from the Revolving Loan Advances by SouthTrust to Borrowers being evidenced by this First Amended and Restated Revolving Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of Borrowers under this First Amended and Restated Revolving Note are secured by the Collateral as provided in the Loan Documents.

This First Amended and Restated Revolving Note constitutes an amendment to, and a complete restatement in its entirety of, that certain Revolving Note dated December 16, 2002, in the original principal amount of $12,5000,000.00 given by Borrowers to SouthTrust, and any promissory notes given by Borrower to SouthTrust in substitution or replacement thereof, all as the same may have heretofore been amended, extended, or restated from time to time.

IN WITNESS WHEREOF, this First Amended and Restated Revolving Note has been executed by the duly authorized representatives of Borrowers as of the date first above written.

PEMCO AVIATION GROUP, INC.

By:

Its:

PEMCO AEROPLEX, INC.

By:

Its:

PEMCO ENGINEERS, INC.

By:

Its:

PEMCO WORLD AIR SERVICES, INC.

By:

Its:

SPACE VECTOR CORPORATION

By:

Its:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Aviation Group, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

2

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Aeroplex, Inc., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Engineers, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco World Air Services, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

3

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Space Vector Corporation, a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

4